UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 1, 2008

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	0-26994	94-2901952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Townsend Street

San Francisco, California 94103

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.01 Completion of Acquisition or Disposition of Assets

ITEM 8.01 Other Events

ITEM 9.01 Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 23.1

EXHIBIT 99.1 *

EXHIBIT 99.2

EXHIBIT 99.3

EXHIBIT 99.4

Explanatory Note

This Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by Advent Software, Inc. on October 1, 2008. This amendment provides the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Form 8-K filed on October 1, 2008.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On October 1, 2008, Advent Software, Inc. (“Advent” or the “Company”) completed its acquisition of Tamale Software, Inc, a Delaware corporation (“Tamale”) pursuant to an Agreement and Plan of Reorganization (the “Agreement”), by and among the Company, Tenor Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), Tenor LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger LLC”), and, with respect to Article VII, Article VIII and Article IX thereof only, Robert E. Richards, Jr. as stockholder representative and U.S. Bank National Association as escrow agent.  Pursuant to the Agreement Merger Sub merged with and into Tamale (the “First Merger”), and the surviving corporation from the First Merger merged with and into Merger LLC.

The total consideration paid by the Company in connection with the acquisition was approximately $28 million in cash and approximately 906,000 shares of the Company’s common stock, of which approximately $28 million in cash and approximately 680,000 shares of common stock were paid on the closing date.  Approximately 226,000 shares of the Company’s common stock were placed into escrow for approximately one year following the closing to be held as security for losses incurred by the Company in the event of certain breaches of the representations and warranties contained in the Agreement or certain other events. All options to acquire shares of Tamale common stock were either exercised or cancelled.

The foregoing description of the transactions consummated pursuant to the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on September 5, 2008, and is incorporated herein by reference.

ITEM 8.01 Other Events

On October 1, 2008, the Company issued a press release announcing that it completed the acquisition of Tamale. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The required audited financial statements of Tamale as of and for the year ended December 31, 2007 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

The required unaudited financial statements of Tamale as of and for the six months ended June 30, 2008 and 2007 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The required pro forma financial information as of and for the six months ended June 30, 2008 and for the year ended December 31, 2007 is attached hereto as Exhibit 99.4 and is incorporated in its entirety herein by reference.

(d) Exhibits

   The following exhibits are furnished as part of this Current Report on Form 8-K/A.

Exhibit No.	Exhibit Description

23.1	Consent of Vitale, Caturano & Company, Ltd.

99.1	Press release dated October 1, 2008. *

99.2	Consolidated audited financial statements of Tamale Software, Inc. and Subsidiary as of and for the year ended December 31, 2007 and 2006, and Report of Independent Auditors therein.

99.3	Unaudited interim consolidated financial statements of Tamale Software, Inc. and Subsidiary as of and for the six months ended June 30, 2008 and 2007.

99.4	Unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2008 and for the year ended December 31, 2007.

*Previously filed as an exhibit to Advent’s Current Report on Form 8-K filed on October 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ James S. Cox
James S. Cox Vice President and Corporate Controller (Principal Accounting Officer)

Dated: November 6, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1	Consent of Vitale, Caturano & Company, Ltd.

99.1	Press release dated October 1, 2008. *

99.2	Consolidated audited financial statements of Tamale Software, Inc. and Subsidiary as of and for the year ended December 31, 2007 and 2006, and Report of Independent Auditors therein.

99.3	Unaudited interim consolidated financial statements of Tamale Software, Inc. and Subsidiary as of and for the six months ended June 30, 2008 and 2007.

99.4	Unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2008 and for the year ended December 31, 2007.

*Previously filed as an exhibit to Advent’s Current Report on Form 8-K filed on October 1, 2008.